UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2006
Date of Report (Date of earliest event reported)

INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 212 – 810 Peace Portal Drive
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

#205 - 1480 Gulf Road
Point Roberts, WA 98281
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry Into A Material Definitive Agreement

Adoption of 2006 Stock Option Plan and Grant of Options

On May 5, 2006, the Company’s Board of Directors adopted and approved the Company’s 2006 Stock Option Plan (the “Plan”). The Plan allows the Company to grant certain options to its officers, directors and employees, as well as certain qualifying consultants that provide services to the Company. The Company hopes that the granting of options under the Plan will enhance long-term stockholder value by giving its management and service providers an interest in the future prospects of the Company.

A total of 11,000,000 shares of the Company’s common stock are available for issuance under the Plan. However, the maximum aggregate number of shares of the Company’s common stock that may be optioned and sold under the Plan will increase effective on the first day of each of the Company’s fiscal quarters by an amount equal to the lesser of:

(a)	10% of the total increase in the number of shares of common stock outstanding during the previous fiscal quarter; or
(b)	such lesser number of shares of common stock as may be determined by the Company’s Board of Directors.

The Plan provides for the grant of non-qualified stock options and incentive stock options. Incentive stock options granted under the Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code. However, in order to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code, the Plan must be approved by the stockholders of the Company within 12 months of its adoption. The Plan has not been approved by the Company’s stockholders. Non-qualified stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

Officers, directors, employees and qualifying consultants of the Company or a related company are eligible to receive options under the Plan.

The above summary is qualified in its entirety by reference to the Plan, a copy of which is attached as an exhibit to this report.

SECTION 7 – REGULATION FD

ITEM 7.01 Regulation FD Disclosure

Grant of Options under the Plan

On May 5, 2006, the Company issued non-qualified stock options to purchase a total of 11,000,000 shares of common stock to various of its employees, officers, directors and consultants pursuant to the Plan. Each of the options were granted with an exercise price of $1.00 per share and contain staggered vesting provisions. Each of the options granted will expire 5 years after the date such options become vested. Included in the option grants were the following options, issued to the Company’s officers and directors:

2

	Total	Exercise
	Number of Shares	Price
Name	Subject to Options	Per Share	Option Vesting and Expiration Schedule

Rainer Rotthaeuser	4,200,000	$1.00	840,000 Options Vesting May 5, 2006 & Expiring May 5, 2011
CEO, President			840,000 Options Vesting May 5, 2007 & Expiring May 5, 2012
& Director			840,000 Options Vesting May 5, 2008 & Expiring May 5, 2013
840,000 Options Vesting May 5, 2009 & Expiring May 5, 2014
840,000 Options Vesting May 5, 2010 & Expiring May 5, 2015

Guenter Thiemann	1,190,000	$1.00	240,000 Options Vesting May 5, 2006 & Expiring May 5, 2011
CFO & Treasurer			240,000 Options Vesting May 5, 2007 & Expiring May 5, 2012
240,000 Options Vesting May 5, 2008 & Expiring May 5, 2013
240,000 Options Vesting May 5, 2009 & Expiring May 5, 2014
230,000 Options Vesting May 5, 2010 & Expiring May 5, 2015

John Boschert	200,000	$1.00	100,000 Options Vesting May 5, 2006 & Expiring May 5, 2011
Secretary & Director			100,000 Options Vesting May 5, 2007 & Expiring May 5, 2012

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	2006 Stock Option Plan

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date: May 11, 2006
	By:	/s/ John Boschert
JOHN BOSCHERT
Secretary